EXHIBIT (e)(1)(b)

SCHEDULE A EATON VANCE MUNICIPALS TRUST DISTRIBUTION AGREEMENT EFFECTIVE: August 6, 2007

Name of Fund Adopting this Agreement	Prior Agreements (in addition to November 1, 1996)

Class B Shares:
Eaton Vance Alabama Municipals Fund	April 24, 1992/July 7, 1993/June 19, 1995
Eaton Vance Arizona Municipals Fund	July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance Arkansas Municipals Fund	October 1, 1992/July 7, 1993/June 19, 1995
Eaton Vance California Municipals Fund*	December 19, 1985/July 7, 1993/June 19, 1995
Eaton Vance Colorado Municipals Fund	August 20, 1992/July 7, 1993/June 19, 1995
Eaton Vance Connecticut Municipals Fund	April 24, 1997/July 7, 1993/June 19, 1995
Eaton Vance Florida Municipals Fund	August 20, 1990/July 7, 1993/June 19, 1995
Eaton Vance Georgia Municipals Fund	December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Kentucky Municipals Fund	December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Louisiana Municipals Fund	October 1, 1992/July 7, 1993/June 19, 1995
Eaton Vance Maryland Municipals Fund	December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Massachusetts Municipals Fund	April 15, 1991/July 7, 1993/June 19, 1995
Eaton Vance Michigan Municipals Fund	April 15, 1991/July 7, 1993/June 19, 1995
Eaton Vance Minnesota Municipals Fund	July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance Mississippi Municipals Fund	June 7, 1993/June 19, 1995
Eaton Vance Missouri Municipals Fund	April 24, 1992/July 7, 1993/June 19, 1995
Eaton Vance National Municipals Fund	December 19, 1985/July 7, 1993/June 19, 1995
Eaton Vance New Jersey Municipals Fund	January 7, 1991/July 7, 1993/June 19, 1995
Eaton Vance New York Municipals Fund	August 20, 1990/July 7, 1993/June 19, 1995
Eaton Vance North Carolina Municipals Fund	October 10, 1991/July 7, 1993/June 19, 1995
Eaton Vance Ohio Municipals Fund	April 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Oregon Municipals Fund	December 16, 1991/July 7, 1993/June 19, 1995
Eaton Vance Pennsylvania Municipals Fund	January 7, 1991/July 7, 1993/June 19, 1995
Eaton Vance Rhode Island Municipals Fund	June 7, 1993/June 19, 1995
Eaton Vance South Carolina Municipals Fund	October 1, 1992/July 7, 1993
Eaton Vance Tennessee Municipals Fund	August 20, 1992/July 7, 1993/June 19, 1995
Eaton Vance Texas Municipals Fund	January 31, 1992/July 7, 1993/June 19, 1995
Eaton Vance Virginia Municipals Fund	July 22, 1991/July 7, 1993/June 19, 1995
Eaton Vance West Virginia Municipals Fund	June 7, 1993/June 19, 1995

Class C Shares:
Eaton Vance Alabama Municipals Fund	N/A
Eaton Vance Arizona Municipals Fund	N/A
Eaton Vance Arkansas Municipals Fund	N/A
Eaton Vance California Municipals Fund*	N/A
Eaton Vance Colorado Municipals Fund	N/A
Eaton Vance Connecticut Municipals Fund	N/A
Eaton Vance Florida Municipals Fund	N/A
Eaton Vance Georgia Municipals Fund	N/A
Eaton Vance Kentucky Municipals Fund	N/A
Eaton Vance Louisiana Municipals Fund	N/A
Eaton Vance Maryland Municipals Fund	N/A
Eaton Vance Massachusetts Municipals Fund	N/A
Eaton Vance Michigan Municipals Fund	N/A
Eaton Vance Minnesota Municipals Fund	N/A
Eaton Vance Mississippi Municipals Fund	N/A
Eaton Vance Missouri Municipals Fund	N/A
Eaton Vance National Municipals Fund	November 22, 1993/January 27, 1995
Eaton Vance New Jersey Municipals Fund	N/A
Eaton Vance New York Municipals Fund	N/A
Eaton Vance North Carolina Municipals Fund	N/A
Eaton Vance Ohio Municipals Fund	N/A
Eaton Vance Oregon Municipals Fund	N/A
Eaton Vance Pennsylvania Municipals Fund	N/A
Eaton Vance Rhode Island Municipals Fund	N/A
Eaton Vance South Carolina Municipals Fund	N/A
Eaton Vance Tennessee Municipals Fund	N/A
Eaton Vance Virginia Municipals Fund	N/A
Eaton Vance West Virginia Municipals Fund	N/A

* This fund is a successor in operations to a fund which was reorganized, Effective October 1, 1995, and the outstanding uncovered distribution charges of the predecessor fund were assumed by the above fund.